Exhibit 10.27.2.3

Amerigroup Florida, Inc. d/b/a Amerigroup Community Care	Medicaid Reform HMO Contract
AHCA CONTRACT NO. FAR005
AMENDMENT NO. 7
     THIS CONTRACT, entered into between the STATE OF FLORIDA, AGENCY FOR HEALTH CARE ADMINISTRATION, hereinafter referred to as the “Agency” and AMERIGROUP FLORIDA, INC. D/B/A AMERIGROUP COMMUNITY CARE, hereinafter referred to as the “Vendor”, is hereby amended as follows:
1.	Standard Contract, Section II, Item A, Contract Amount, the first sentence is hereby revised to now read as follows:

To pay for contracted services according to the conditions of Attachment I in an amount not to exceed $98,825,203.00 (an increase of $32,071.00), subject to availability of funds.

2.	Attachment I, Scope of Services, Section C, Method of Payment, Item 1, General, the first paragraph is hereby revised to now read as follows:

Notwithstanding the payment amounts which may be computed with the rate tables specified in Tables 2 thru 8, the sum of total capitation payments under this Contract shall not exceed the total Contract amount of $98,825,203.00 (an increase of $32,071.00).

3.	Attachment I, Scope of Services, is hereby amended to include Exhibits 3-B, 5-C, 6-C, and 9-B, attached hereto and made a part of the Contract. All references in the Contract to Exhibits 3-A, 5-B, 6-B, and 9-A, shall hereinafter instead refer to Exhibits 3-B, 5-C, 6-C, and 9-B.

4.	This Amendment shall have an effective date of January 1, 2008, or the date on which other parties execute the Amendment which ever is later.
     All provisions in the Contract and any attachments thereto in conflict with this Amendment shall be and are hereby changed to conform with this Amendment.
     All provisions not in conflict with this Amendment are still in effect and are to be performed at the level specified in the Contract.
     This Amendment and all its attachments are hereby made a part of the Contract.
     This Amendment cannot be executed unless all previous amendments to this Contract have been fully executed.
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AHCA Contract No. FAR005, Amendment No. 7, Page 1 of 2

Amerigroup Florida, Inc. d/b/a Amerigroup Community Care	Medicaid Reform HMO Contract
     IN WITNESS WHEREOF, the parties hereto have caused this seven (7) page amendment (which includes all attachments hereto) to be executed by their officials thereunto duly authorized.
STATE OF FLORIDA, AGENCY FOR HEALTH CARE ADMINISTRATION

SIGNED BY:	/s/ THOMAS WILFONG	NAME:	Andrew C. Agwunobi, M.D.
NAME:	THOMAS WILFONG	TITLE:	Secretary
TITLE:	COO	DATE:	__________
DATE:	12/25/2007
List of Attachments/Exhibits included as part of this Amendment:

Letter/
Specify Type	Number	Description
Exhibit	3-B	Comprehensive and Catastrophic Component Capitation Rates (2 Pages)

Exhibit	5-C	Capitation Rates SSI Medicare Part B Only and SSI Medicare Parts A & B Enrollees for All Medicaid Reform Counties (1 Page)

Exhibit	6-C	Capitation Rates for HIV/AIDS Populations for Each Medicaid Reform County (1 Page)

Exhibit Services (1 Page)	9-B	Kick Payment Amounts for Covered Obstetrical Delivery
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AHCA Contract No. FAR005, Amendment No. 7, Page 2 of 2

EXHIBIT 3-B
COMPREHENSIVE COMPONENT AND CATASTROPHIC COMPONENT
CAPITATION
RATES
Jan 1, 2008
TABLE 2

Area: 10	County: Broward
ESTIMATED HEALTH PLAN RATES (NOT FOR USE UNLESS APPROVED BY CMS)
***REDACTED***
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AHCA Contract No. FAR3, Exhibit 6-C, Page 1 of 1

EXHIBIT 3-B
COMPREHENSIVE COMPONENT AND CATASTROPHIC COMPONENT
CAPITATION
RATES
Jan 1, 2008
TABLE 2

Area: 4	County: Duval, Baker, Clay, Nassau
ESTIMATED HEALTH PLAN RATES (NOT FOR USE UNLESS APPROVED BY CMS)
***REDACTED***
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AHCA Contract No. FAR4, Exhibit 6-C, Page 1 of 1

EXHIBIT 5-C
CAPITATION RATES
SSI MEDICARE PART B ONLY
AND
SSI MEDICARE PARTS A AND B ENROLLEES
FOR ALL MEDICAID REFORM COUNTIES
TABLE 4

Area: 10	County: Broward
ESTIMATED HEALTH PLAN RATES (NOT FOR USE UNLESS APPROVED BY CMS)
***REDACTED***

Area: 4	County: Duval, Baker, Clay, and Nassau
ESTIMATED HEALTH PLAN RATES (NOT FOR USE UNLESS APPROVED BY CMS)
***REDACTED***
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AHCA Contract No. FAR5, Exhibit 6-C, Page 1 of 1

EXHIBIT 6-C
CAPITATION RATES FOR HIV/AIDS POPULATIONS FOR
EACH
MEDICAID REFORM COUNTY
TABLE 5

Area: 10	County: Broward
ESTIMATED HEALTH PLAN RATES (NOT FOR USE UNLESS APPROVED BY CMS)
***REDACTED***

Area: 4	County: Duval, Baker, Clay, and Nassau
ESTIMATED HEALTH PLAN RATES (NOT FOR USE UNLESS APPROVED BY CMS
***REDACTED***
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AHCA Contract No. FAR6, Exhibit 6-C, Page 1 of 1

EXHIBIT 9-B
KICK PAYMENT AMOUNTS FOR COVERED
OBSTETRICAL
DELIVERY SERVICES
TABLE 8

Area: 10	County: Broward
***REDACTED***

Area: 04	County: Duval, Baker, Clay, Nassau
***REDACTED***
AHCA Contract No. FAR005, Exhibit 9-B, Page 1 of 1